UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended June 30, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher
(Debtors’ Attorneys)

Monthly Operating Income: $22,883
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: July 24, 2003

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
June 30, 2003
ASSETS:
Cash and cash equivalents	$410,506
Restricted cash	68,857
Subscriber receivables - net	212,984
Prepaid expenses and other assets - net	492,473
Investments	28,201
Intercompany receivables	27,432,178
Related party receivables	1,850,812
Property, plant and equipment - net	7,050,261
Intangible assets - net	15,447,496

Total assets	$52,993,768

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$235,723
Subscriber advance payments and deposits	90,839
Accrued interest and other liabilities	346,147
Intercompany payables	390,444
Related party payables	123,790
Parent and subsidiary debt	273,603
Deferred income taxes	2,004,578

3,465,124

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities attributable to
Rigas family entities	2,846,156

16,267,756
Accounts payable	1,127,692
Accrued interest and other liabilities	385,508
Intercompany payables	27,012,249
Related party payables	1,358,965

Total liabilities subject to compromise	46,152,170

Total liabilities	49,617,294

Minority interests	554,715

Cumulative redeemable exchangeable preferred stock	148,794

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,062)
Accumulated deficit	(3,787,707)
Treasury stock, at cost	(149,401)

5,519,121
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,672,965

Total liabilities and stockholders' equity	$52,993,768

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended June 30, 2003	Twelve Months Ended June 30, 2003
Revenue	$320,324	$3,425,795
Cost and expenses:
Direct operating and programming	144,547	1,574,702
Selling, general and administrative	65,980	751,230
Depreciation and amortization	75,562	898,948
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	5,035	53,943
Estimated provision for accounting changes	--	51,000

Operating income (loss) before reorganization expenses
due to bankruptcy	29,200	23,838
Reorganization expenses due to bankruptcy	6,317	78,047

Operating income (loss)	22,883	(54,209)

Other income (expense):
Interest expense	(32,870)	(401,084)
Minority interest in (income) losses of subsidiaries - net	(849)	6,514
Other-than-temporary impairment of investments and other assets	--	(182,253)
Other	2,322	1,166

	(31,397)	(575,657)

Net loss applicable to common stockholders	$(8,514)	$(629,866)

Net loss per weighted average share outstanding - basic and diluted	$(0.03)	$(2.48)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended June 30, 2003	Twelve Months Ended June 30, 2003
Cash flows from operating activities:
Net loss	$(8,514)	$(629,866)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	75,562	898,948
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in income (losses) of subsidiaries	849	(6,514)
Gain on sale of assets - net	(3,520)	(1,969)
Reorganization expenses due to bankruptcy	6,317	78,047
Non-recurring professional fees, net of amounts paid	951	16,241
Change in assets and liabilities:
Subscriber receivables - net	(1,966)	(2,647)
Prepaid expenses and other assets - net	(2,976)	(40,824)
Accounts payable	15,542	267,080
Subscriber advance payments and deposits	(2,422)	13,007
Accrued interest and other liabilities	(11,386)	32,047
Intercompany receivables and payables - net	(27,383)	(16,333)

Net cash provided by operating activities before
payment of reorganization expenses	41,054	861,604
Reorganization expenses paid during the period	(4,369)	(50,758)

Net cash provided by operating activities	36,685	810,846

Cash flows from investing activities:
Expenditures for property, plant and equipment	(53,609)	(625,792)
Cash paid for acquisitions	(24)	(182)
Investment distributions and contributions - net	--	(1,108)
Related party receivables and payables - net	30,157	25,059

Net cash used in investing activities	(23,476)	(602,023)

Cash flows from financing activities:
Proceeds from debt	--	200,000
Payments of debt	(830)	(24,430)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by (used in) financing activities	(830)	126,773

Change in cash, cash equivalents and restricted cash	12,379	335,596
Cash, cash equivalents and restricted cash, beginning of period	466,984	143,767

Cash, cash equivalents and restricted cash, end of period	$479,363	$479,363

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of June 30, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended June 30, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc. (“TelCove”)) was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Bankruptcy Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be approximately $20,000. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of June 30, 2003, or the results of its operations or its cash flows for the one and twelve month periods ended June 30, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002, 2001, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other members of the Company, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003.

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of June 30, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (the “Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded as cash and cash equivalents, restricted cash and parent and subsidiary debt in the accompanying consolidated balance sheet. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of June 30, 2003, the Company has issued letters of credit totaling $40,172 against the Tranche B Loan proceeds. The portion of the proceeds from the Tranche B Loan associated with issued letters of credit has been reflected in restricted cash in the accompanying consolidated balance sheet.

        The terms of the DIP facility contain certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP facility.

        As of June 30, 2003, the borrowers are entitled to access the entire $1,500,000 DIP Facility, of which the $200,000 Tranche B Loan is fully drawn, leaving availability of $1,300,000 under the Tranche A Loans.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	June 30, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	196,054

Total subsidiary debt	$6,778,159

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,695,203
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,541,359

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,695,203 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $200,000 and capital leases of $73,603.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.80%

Interest Expense

        Interest expense on notes to banks and capital leases totaled $32,870 and $401,084 for the one and twelve month periods ended June 30, 2003, respectively, of which $12,886 and $163,129 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and twelve month periods ended June 30, 2003 is $94,493 and $1,144,931, respectively.

3. Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities, therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. The deadline for the Company to file its Schedules of Liabilities and Statements of Financial Affairs is August 1, 2003. By order dated July 22, 2003, the Bankruptcy Court granted the Company an extension through October 20, 2003 to file its Schedules of Assets.

        As of June 30, 2003, the Company had liabilities subject to compromise of $46,152,170. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such 13 claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of June 30, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. Preferred Stock Dividends

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $69,000 for the respective one and twelve month periods ended June 30, 2003.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-Filing Entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated balances, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.

        At June 30, 2003, the Company had a net receivable from TelCove of $3,742 for management service fees. Such receivable is net of a reserve of $5,344 as of June 30, 2003. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10. Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of June 30, 2003, the Company has restricted cash of $40,172 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $13,465. Also included in restricted cash is $13,909 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

        As discussed in Note 2, also included in cash and cash equivalents are $159,828 from the proceeds of the Tranche B Loan.

11. Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $12,024.

12. Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise, and are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the twelve month period ended June 30, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:

Twelve Months Ended June 30, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:

Twelve Months Ended June 30, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York.

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. The Company did not recover any of its loans and advances in NFHLP from such sale. On April 23, 2003, the sale was completed. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. In July 2002, the Company recorded a reserve of $2,300 relating to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the six months ended June 30, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon Media Ventures, Inc., (“Verizon”) in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

Interest Paid

        Cash payments for interest were $32,278 and $404,178 for the one and twelve month periods ended June 30, 2003, respectively. Included in these amounts are cash payments made by the Company of $13,829 and $173,826 for the one and twelve month periods ended June 30, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17. EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and twelve month periods ended June 30, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure. Since EBITDA can be used as either a performance or liquidity measure, presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders

	Month Ended June 30, 2003	Twelve Months Ended June 30, 2003
EBITDA	$99,918	$670,166
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(75,562)	(898,948)
Interest expense	(32,870)	(401,084)

Net loss applicable to common stockholders	$(8,514)	$(629,866)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities

	Month Ended June 30, 2003	Twelve Months Ended June 30, 2003
EBITDA	$99,918	$670,166
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in income (losses) of subsidiaries	849	(6,514)
Gain on sale of assets - net	(3,520)	(1,969)
Reorganization expenses due to bankruptcy	6,317	78,047
Non-recurring professional fees, net of amounts paid	951	16,241
Change in Assets and Liabilities:
Subscriber receivables - net	(1,966)	(2,647)
Prepaid expenses and other assets - net	(2,976)	(40,824)
Accounts payable	15,542	267,080
Subscriber advance payments and deposits	(2,422)	13,007
Accrued interest and other liabilities	(11,386)	32,047
Intercompany receivables and payables - net	(27,383)	(16,333)
Reorganization expenses paid during the period	(4,369)	(50,758)
Interest expense	(32,870)	(401,084)

Net cash provided by operating activities	$36,685	$810,846

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of June 30, 2003, CMLCV’s total assets, total liabilities and equity were $129,604, $2,044 and $115,316, respectively. For the month ended June 30, 2003, CMLCV’s revenue and operating income were $996 and $413, respectively.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”) a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent.

        On June 9, 2003, Adelphia and Century filed notice of their rejection of the Leveraged Recap Agreement with the Bankruptcy Court. No order has yet been entered by the Bankruptcy Court with respect to the rejection. A court ordered mediation of this dispute began on June 30, 2003. No accrual for the outcome of the litigation is included in the accompanying unaudited financial statements.

19. Customers

        The following table indicates the number of basic customers, digital customers and high speed data customers for the Debtors. The following customer data excludes Non-Filing Entities and Rigas Entities. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	June 30, 2003	May 31, 2003
Basic customers	5,116,018	5,138,022
Digital customers	1,775,656	1,769,610
High speed data customers	781,073	758,543

Total revenue generating units	7,672,747	7,666,175

20. Reclassification

        Certain amounts for the twelve months ended June 30, 2003 have been reclassified to conform with the June 30, 2003 monthly presentation.

21. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 21 are for the period from June 1 through June 30, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended June 30, 2003	Reference
Gross wages paid	$45,905,652	Schedule I
Employee payroll taxes withheld	10,375,813	Schedule I
Employer payroll taxes due	3,467,630	Schedule I
Payroll taxes paid*	30,134,023	Schedule II*
Sales and other taxes due	6,439,592	Schedule III
Gross taxable sales	80,568,114	Schedule III
Real estate and personal property taxes paid	283,865	Schedule IV
Sales and other taxes paid	6,441,445	Schedule V
Cash disbursements	279,073,159	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I
Court Reporting schedules for Payroll and Payroll Taxes

for the Month Ended June 30, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
June 13, 2003	$22,149,054	$4,931,194	$1,676,566
June 27, 2003	$23,756,598	$5,444,619	$1,791,065

Total	$45,905,652	$10,375,813	$3,467,630

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended June 30, 2003
Payee	Payroll Taxes Paid	Payment Date
STATE OF ALABAMA	$6,670	6/2/2003
STATE OF ARIZONA	1,940	6/2/2003
STATE OF CALIFORNIA	173,090	6/2/2003
STATE OF COLORADO	46,109	6/2/2003
STATE OF CONNECTICUT	2,315	6/2/2003
INTERNAL REVENUE SERVICE	6,018,008	6/2/2003
STATE OF GEORGIA	35,780	6/2/2003
STATE OF IDAHO	4,709	6/2/2003
STATE OF INDIANA	1,240	6/2/2003
STATE OF KANSAS	577	6/2/2003
STATE OF KENTUCKY	67,333	6/2/2003
STATE OF MASSACHUSETTS	20,898	6/2/2003
STATE OF MAINE	25,752	6/2/2003
STATE OF NEW JERSEY	1,119	6/2/2003
STATE OF NEW YORK	134,931	6/2/2003
STATE OF OHIO	73,024	6/2/2003
STATE OF OKLAHOMA	536	6/2/2003
STATE OF PENNSYLVANIA	111,746	6/2/2003
STATE OF RHODE ISLAND	10	6/2/2003
STATE OF SOUTH CAROLINA	5,576	6/2/2003
STATE OF VIRGINIA	53,386	6/2/2003
STATE OF VERMONT	14,890	6/2/2003
STATE OF WISCONSIN	2,478	6/2/2003
STATE OF CONNECTICUT	23,910	6/3/2003
STATE OF MARYLAND	1,228	6/3/2003
STATE OF WEST VIRGINIA	1,353	6/3/2003
STATE OF PENNSYLVANIA	125	6/3/2003
STATE OF VIRGINIA	5,388	6/3/2003
STRONG CAPITAL MANAGEMENT	880,294	6/3/2003
EXPRESS SCRIPTS INC	248,021	6/9/2003
HIGHMARK BLUECROSS/BLUESHIELD	1,392,360	6/9/2003
EXPRESS SCRIPTS INC	331,292	6/13/2003
HIGHMARK BLUECROSS/BLUESHIELD	1,535,425	6/13/2003
INTERNAL REVENUE SERVICE	116,106	6/13/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended June 30, 2003
Payee	Payroll Taxes Paid	Payment Date

NORTH CAROLINA DEPT OF REVENUE	11,618	6/13/2003
OREGON DEPARTMENT OF REVENUE	69	6/13/2003
STRONG CAPITAL MANAGEMENT	849,299	6/13/2003
STATE OF ARIZONA	1,679	6/16/2003
STATE OF CALIFORNIA	167,115	6/16/2003
STATE OF COLORADO	45,093	6/16/2003
STATE OF CONNECTICUT	2,060	6/16/2003
INTERNAL REVENUE SERVICE	5,674,810	6/16/2003
STATE OF IDAHO	4,413	6/16/2003
STATE OF INDIANA	1,203	6/16/2003
STATE OF KANSAS	563	6/16/2003
STATE OF MASSACHUSETTS	21,540	6/16/2003
STATE OF MAINE	24,559	6/16/2003
STATE OF NEW JERSEY	383	6/16/2003
STATE OF NEW YORK	114,862	6/16/2003
STATE OF OHIO	71,692	6/16/2003
STATE OF OKLAHOMA	374	6/16/2003
STATE OF PENNSYLVANIA	102,164	6/16/2003
STATE OF SOUTH CAROLINA	5,311	6/16/2003
STATE OF VIRGINIA	52,473	6/16/2003
STATE OF VERMONT	14,199	6/16/2003
EXPRESS SCRIPTS INC	296,225	6/20/2003
HIGHMARK BLUECROSS/BLUESHIELD	1,306,430	6/20/2003
CAROLE SCHUMP	65	6/26/2003
STRONG CAPITAL MANAGEMENT	10	6/26/2003
ASHTABULA INCOME TAX	614	6/27/2003
BOURBON COUNTY OCCUP	40	6/27/2003
CITY OF CAMBRIDGE	368	6/27/2003
CELINA CITY	217	6/27/2003
CENTRAL COLLECTION AGENCY	31,341	6/27/2003
CITY OF CHILLICOTHE	7,826	6/27/2003
CITY OF CINCINNATI	239	6/27/2003
CITY OF CLEVELAND HEIGHTS	4,083	6/27/2003
CITY OF CONNEAUT	198	6/27/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended June 30, 2003
Payee	Payroll Taxes Paid	Payment Date

CITY OF DANVILLE	246	6/27/2003
DIRECTOR OF FINANCE	211	6/27/2003
EXPRESS SCRIPTS INC	292,979	6/27/2003
HIGHMARK BLUECROSS/BLUESHIELD	1,560,779	6/27/2003
CITY OF HUNTINGTON	128	6/27/2003
INTERNAL REVENUE SERVICE	92,273	6/27/2003
LORAIN CITY TAX	2,499	6/27/2003
CITY OF MACEDONIA	2,575	6/27/2003
MADISON COUNTY	29	6/27/2003
CITY OF MARION	833	6/27/2003
MICHIGAN DEPARTMENT OF REVENUE	220	6/27/2003
VILLAGE OF MINSTER	164	6/27/2003
MISSISSIPPI STATE TAX COMMISSN	2,400	6/27/2003
MOREHEAD DIRECTOR OF FIN	422	6/27/2003
NEBRASKA DEPARTMENT OF REVENUE	229	6/27/2003
CITY OF NEWARK	5,043	6/27/2003
NORTH CAROLINA DEPT OF REVENUE	12,393	6/27/2003
VILLAGE OF NORTH KINGSVILLE	80	6/27/2003
OREGON DEPARTMENT OF REVENUE	70	6/27/2003
TREASURER CITY OF OWENSBORO	560	6/27/2003
CITY OF PITTSBURGH	1,576	6/27/2003
RITA	9,763	6/27/2003
SCHOOL DISTRICT INCOME TAX	3,044	6/27/2003
UTAH STATE TAX COMMISSION	528	6/27/2003
WEST VIRGINIA DEPT OF TAX & REV	13,175	6/27/2003
STATE OF ALABAMA	4,344	6/30/2003
STATE OF ARIZONA	1,801	6/30/2003
STATE OF CALIFORNIA	193,725	6/30/2003
STATE OF COLORADO	57,439	6/30/2003
STATE OF CONNECTICUT	2,240	6/30/2003
INTERNAL REVENUE SERVICE	6,237,847	6/30/2003
STATE OF GEORGIA	24,295	6/30/2003
STATE OF IDAHO	5,411	6/30/2003
STATE OF INDIANA	1,229	6/30/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended June 30, 2003
Payee	Payroll Taxes Paid	Payment Date

STATE OF KANSAS	594	6/30/2003
STATE OF KENTUCKY	46,953	6/30/2003
STATE OF MASSACHUSETTS	22,673	6/30/2003
STATE OF MARYLAND	24,134	6/30/2003
STATE OF MAINE	28,596	6/30/2003
STATE OF MONTANA	791	6/30/2003
STATE OF NEW YORK	124,294	6/30/2003
STATE OF OHIO	78,413	6/30/2003
STATE OF OKLAHOMA	383	6/30/2003
STATE OF PENNSYLVANIA	106,461	6/30/2003
STATE OF SOUTH CAROLINA	5,861	6/30/2003
STATE OF VIRGINIA	61,297	6/30/2003
STATE OF VERMONT	20,523	6/30/2003
STATE OF WISCONSIN	665	6/30/2003
STRONG CAPITAL MANAGEMENT	931,085	6/30/2003
	30,134,023

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
ADMINISTRATOR ID TRS FUND	$--	$--
ALABAMA DEPT. OF REVENUE	369	6,145
ALAMEDA COUNTY	6	113
ALBANY COUNTY	--	A
ALBEMARLE COUNTY	4,686	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	60	1,320
ARKANSAS DEPARTMENT OF REVENUE	5	74
ARUSF ADMINISTRATION, NECA SERVICES	--	--
ASHLAND INDEPENDENT BOARD OF EDUCATION	9,430	314,322
AUGUSTA COUNTY	10	A
BANK OF AMERICA	119	--
BATH COUNTY SCHOOL DISTRICT	455	15,172
BEDFORD CITY	10	A
BEDFORD COUNTY	82	3,185
BEREA COUNTY SCHOOL DISTRICT	1,912	63,731
BLACKSBURG	--	A
BOARD OF EQUALIZATION	302	A
BOARD OF EQUALIZATION	47	600
BOTETOURT COUNTY TREASURER	--	A
BOURBON COUNTY SCHOOL DISTRICT	303	10,094
BOYD COUNTY SCHOOL DISTRICT	2,998	99,927
BOYLE COUNTY SCHOOL DISTRICT	1,456	48,530
BREATHITT COUNTY SCHOOL DISTRICT	988	32,944
BRECKINRIDGE COUNTY BOARD OF EDUCATION	554	18,481
BUCHANAN COUNTY TREASURER	--	A
BUREAU OF TAXATION	115	2,304
BURGIN INDEPENDENT BOARD OF EDUCATION	298	9,947
BUTLER COUNTY SCHOOL DISTRICT	54	1,806
CA TELECONNECT FUND	--	--
CAMPBELL COUNTY TREASURER	192	A
CARTER COUNTY SCHOOL DISTRICT	572	19,070
CATTARAUGUS COUNTY	25	A
CCHCF-A	83	39,722
CHARLOTTESVILLE CITY TREASURER	2,210	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	16	A
CHCF-B	874	--
CHESTERFIELD COUNTY	230	A
CHESTERFIELD COUNTY	133	2,626
CHIEF FISCAL OFFICER	--	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CHRISTIANSBURG CITY	--	--
CHRISTIANSBURG, TOWN OF	--	A
CITY OF ABERDEEN	2	27
CITY OF ALAHAMBRA	2	44
CITY OF ALAMEDA	1	9
CITY OF ALBION	1	17
CITY OF ARCADIA	18	366
CITY OF ARCATA	--	--
CITY OF ARLINGTON	--	--
CITY OF ASOTIN	--	2
CITY OF AUBURN	--	--
CITY OF AURORA	--	--
CITY OF BALDWIN PARK	5	175
CITY OF BALDWIN PARK	4,273	142,434
CITY OF BEAUMONT	9	308
CITY OF BEAUMONT	1,967	65,578
CITY OF BELLEVUE	--	--
CITY OF BELLFLOWER	1	18
CITY OF BERKELEY	1	17
CITY OF BOTHELL	1	16
CITY OF BRAWLEY	11	265
CITY OF BRAWLEY	7,076	176,896
CITY OF BREMERTON	--	--
CITY OF BURBANK	2	34
CITY OF CALABASAS	8	151
CITY OF CHARLOTTESVILLE	14,731	160,562
CITY OF CHARLOTTESVILLE	42,850	428,501
CITY OF CHEHALIS	--	--
CITY OF CHICO	--	1
CITY OF CHULA VISTA	--	--
CITY OF CITRUS HEIGHTS	--	--
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	1	32
CITY OF COLFAX	2	30
CITY OF COLORADO SPRINGS	229	9,168
CITY OF COMPTON	--	--
CITY OF COVINA	7	112
CITY OF CULVER CITY	5	48
CITY OF DEER PARK	--	--
CITY OF DESERT HOT SPRINGS	5	96

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF DOWNEY	1	24
CITY OF EDMONDS	--	5
CITY OF EL MONTE	3	40
CITY OF EL SEGUNDO	--	--
CITY OF ELK GROVE	--	18
CITY OF EVERETT	--	--
CITY OF FEDERAL WAY	--	--
CITY OF FONTANA	17	331
CITY OF FONTANA	36,253	725,066
CITY OF GARDENA	--	5
CITY OF GLENDALE	3	38
CITY OF GUNNISON	2	70
CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	2	39
CITY OF HERMOSA	18	300
CITY OF HERMOSA BEACH	17,267	287,779
CITY OF HOLTVILLE	2	47
CITY OF HOLTVILLE	1,319	26,386
CITY OF HUNTINGTON BEACH	1	29
CITY OF HUNTINGTON PARK	--	7
CITY OF INDIO	--	2
CITY OF INGLEWOOD	2	23
CITY OF ISSAQUAH	--	5
CITY OF KALAMA	6	105
CITY OF KELSO	26	436
CITY OF KELSO	6,824	113,738
CITY OF KENT	--	--
CITY OF KIRKLAND	1	9
CITY OF LA HABRA	45	741
CITY OF LA HABRA	25,496	424,934
CITY OF LA PALMA	1	21
CITY OF LA VERNE	26	658
CITY OF LAKEWOOD	--	--
CITY OF LAKEWOOD	--	16
CITY OF LAWNDALE	--	--
CITY OF LEXINGTON	--	A
CITY OF LEXINGTON	--	--
CITY OF LONG BEACH	14	203

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF LONGVIEW	80	1,333
CITY OF LONGVIEW	22,941	382,349
CITY OF LOS ANGELES	1,259	12,583
CITY OF LOS ANGELES	--	--
CITY OF LYNWOOD	--	4
CITY OF MALIBU	--	9
CITY OF MARINA	--	--
CITY OF MARTINVILLE	53	962
CITY OF MARYSVILLE	--	--
CITY OF MAYWOOD	--	5
CITY OF MODESTO	1	13
CITY OF MONTCLAIR	2	59
CITY OF MONTEREY PARK	1	38
CITY OF MORENO VALLEY	71	1,183
CITY OF MORENO VALLEY	60,752	1,012,539
CITY OF MOUNTAIN VIEW	--	--
CITY OF MUKILTEO	--	--
CITY OF NORWALK	2	41
CITY OF OAKLAND	1	19
CITY OF OLYMPIA	2	35
CITY OF PACIFIC GROVE	1	16
CITY OF PALM SPRINGS	1	27
CITY OF PALO ALTO	--	5
CITY OF PALOS VERDES ESTATES	--	--
CITY OF PALOUSE	2	41
CITY OF PALOUSE	--	--
CITY OF PARAMOUNT	--	9
CITY OF PASADENA	5	65
CITY OF PICO RIVERA	4	84
CITY OF PICO RIVERA	7,572	151,450
CITY OF PLACENTIA	9	243
CITY OF PLACENTIA	14,245	407,013

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF POMONA	1	10
CITY OF PORT HUENEME	17	435
CITY OF PORT HUENEME	8,493	212,311
CITY OF PORTERVILLE	--	7
CITY OF POULSBO	--	--
CITY OF PULLMAN	28	350
CITY OF RANCHO CUCAMONGA	--	--
CITY OF REDMOND	--	3
CITY OF REDONDO BEACH	81	1,703
CITY OF REDONDO BEACH	39,363	828,691
CITY OF RICHLAND	--	--
CITY OF RICHMOND	1,855	A
CITY OF RICHMOND	16,109	102,405
CITY OF RICHMOND	--	--
CITY OF RIVERSIDE	20	315
CITY OF ROANOKE	--	A
CITY OF ROANOKE	40	332
CITY OF ROANOKE	--	--
CITY OF SACRAMENTO	2	29
CITY OF SALEM	106	A
CITY OF SALINAS	1	18
CITY OF SAN BERNARDINO	16	203
CITY OF SAN BERNARDINO	71,422	892,778
CITY OF SAN BUENAVENTURA	31,637	632,732
CITY OF SAN GABRIEL	--	--
CITY OF SAN JOSE	--	--
CITY OF SAN LUIS OBISPO	--	--
CITY OF SAN MARINO	--	--
CITY OF SANTA ANA	38	627
CITY OF SANTA BARBARA	1	21
CITY OF SANTA CRUZ	--	1
CITY OF SANTA MONICA	190	1,897
CITY OF SANTA MONICA	135,524	1,355,239
CITY OF SANTA ROSA	--	6
CITY OF SEA SIDE	--	--
CITY OF SEAL BEACH	11	102
CITY OF SEATTLE	--	1
CITY OF SEQUIM	1	19
CITY OF SIERRA MADRE	4	73
CITY OF SOUTH PASADENA	1	25

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF SPOKANE	2	25
CITY OF STANTON	--	5
CITY OF STOCKTON	--	--
CITY OF SUNNYVALE	--	18
CITY OF TACOMA	--	8
CITY OF TORRANCE	8	119
CITY OF TORRANCE	--	--
CITY OF TURNWATER	--	--
CITY OF VALLEJO	1	9
CITY OF VANCOUVER	2	35
CITY OF VENTURA	42	841
CITY OF VENTURA	--	--
CITY OF WAYNESBORO	27,233	272,326
CITY OF WESTMINISTER	--	11
CITY OF WESTPORT	1	10
CITY OF WHITTIER	14	271
CITY OF WINCHESTER	16,563	165,628
CITY OF WINLOCK	1	18
CITY OF WOODLAND	7	131
CITY OF YAKIMA	--	--
CITY OF ZILLAH	1	11
CITY TREASURER	--	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	--	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	297	9,911
CO DEPT OF REVENUE	143	--
COLONIAL HEIGHTS, CITY OF	--	A
COLORADO DEPT. OF REVENUE	908	44,052
COLORADO DEPT. OF REVENUE	3,013	95,473
COLUMBIA COUNTY TREASURER	--	A
COMMISSIONER OF REVENUE SERVICES	83,428	1,390,457
COMMISSIONER OF REVENUE SERVICES	69,676	1,327,149
COMMISSIONER OF TAXATION	--	--
COMMONWEALTH OF MASSACHUSETTS	3,404	68,111
COMMONWEALTH OF MASSACHUSETTS	51	1,019
COMPTROLLER OF MARYLAND	11,169	223,370
COMPTROLLER OF PUBLIC ACCOUNTS	21	333
COMPTROLLER, CITY OF BUFFALO	14,000	464,438
COUNTY OF ALBEMARLE	8,725	93,633
COUNTY OF GOOCHLAND	--	A
COUNTY OF LOS ANGELES	1,360	27,182

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

COUNTY OF MONTGOMERY	9,337	93,367
COUNTY OF SACRAMENTO	1	53
CULPEPPER COUNTY TREASURER	--	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,498	149,922
DAVIESS COUNTY BOARD OF EDUCATION	16,291	543,042
DAVIESS COUNTY SCHOOL DISTRICT	333	11,116
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,858	230,972
E-911 AUTHORITY	--	A
ELLIOT COUNTY SCHOOL DISTRICT	509	16,981
ERIE COUNTY COMPTROLLER	5,841	A
ESSEX COUNTY TREASURER	--	A
FAUQUIER COUNTY	24	A
FLORIDA C.S.T. FUND	144,070	1,007,170
FLORIDA DEPARTMENT OF REVENUE	154,804	2,367,754
FLORIDA DEPARTMENT OF REVENUE	2,920,060	19,278,933
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	89	2,959
FREDERICK COUNTY	160	A
GARRAD COUNTY SCHOOL DISTRICT	943	31,431
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	14,072	210,205
GILES	--	A
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	827	27,562
HANOVER COUNTY	96	29,200
HANOVER COUNTY TREASURER	384	A
HARLAN COUNTY SCHOOL DISTRICT	231	7,694
HARRISON COUNTY SCHOOL DISTRICT	2,577	85,896
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,594	86,467
HENDERSON COUNTY BOARD OF EDUCATION	2,126	70,877
HENRICO COUNTY	1,497	A
HENRICO COUNTY	2,916	38,436
HENRY COUNTY TREASURER	1	A
ID USF	32	--
IDAHO STATE TAX COMMISSION	2,091	34,863
IL DEPT OF REVENUE	4	858
ILLINOIS DEPARTMENT OF REVENUE	--	--
INDIANA DEPARTMENT OF REVENUE	--	--
INDIANA DEPARTMENT OF REVENUE	37,554	625,885
INTERNAL REVENUE SERVICE	74,063	2,468,842

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

JACKSON INDEPENDENT SCHOOLS	476	15,850
JESSAMINE COUNTY BOARD OF EDUCATION	8,209	273,642
KANSAS DEPT. OF REVENUE	16,496	225,975
KENTON COUNTY SCHOOL DISTRICT	--	--
KENTUCKY REVENUE CABINET	1,257	20,951
LAUREL COUNTY SCHOOL DISTRICT	10,186	339,530
LEE COUNTY SCHOOL DISTRICT	1,094	36,474
LESLIE COUNTY SCHOOL DISTRICT	900	29,995
LETCHER COUNTY BOARD OF EDUCATION	831	27,707
LEWIS COUNTY BOARD OF EDUCATION	844	33,753
LEWIS COUNTY SCHOOL DISTRICT	28	1,109
LINCOLN COUNTY BOARD OF EDUCATION	1,268	42,255
LOGAN COUNTY SCHOOL DISTRICT	40	1,334
LYNCHBURG, CITY OF	414	A
MADISON COUNTY SCHOOL DISTRICT	20,942	698,055
MAINE REVENUE SERVICES	271,972	5,439,442
MANAGER OF REVENUE	--	--
MARION COUNTY BOARD OF EDUCATION	3,814	127,117
MARTINSVILLE, CITY OF - TREASURER	--	A
MATTHEWS, CAROLE, TREASURER	21,092	--
MCLEAN COUNTY SCHOOL DISTRICT	449	14,958
MENIFEE COUNTY SCHOOL DISTRICT	468	15,604
MERCER COUNTY SCHOOL DISTRICT	1,658	55,259
MINNESOTA DEPARTMENT OF REVENUE	5	182
MISSISSIPPI STATE TAX COMMISSION	44,334	633,345
MISSISSIPPI STATE TAX COMMISSION	1,854	26,485
MONTANA DEPT. OF REVENUE	19	511
MONTANA DEPT. OF REVENUE	6	158
MONTGOMERY COUNTY 911	--	A
MONTGOMERY COUNTY TREASURER	--	A
MOPSU	--	--
MORGAN COUNTY SCHOOL DISTRICT	562	18,739
MTEAF	34	6,749
NC DEPARTMENT OF REVENUE	13,500	191,443
NE PSC	--	--
NECA KUSF	19	376
NECA PAUSF	1,580	--
NECA TX USF	--	--
NECA VUSF	248	20,696
NELSON COUNTY BOARD OF EDUCATION	1,094	36,465
NICHOLAS COUNTY SCHOOL DISTRICT	276	9,199

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

NJ DIVISION OF TAXATION	966	16,104
NORTON CITY OF	--	A
NYS ESTIMATED CORPORATION TAX	4,117	1,830,920
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS SALES TAX PROCESSING	84,004	1,055,077
OHIO COUNTY SCHOOL DISTRICT	17	580
OKLAHOMA TAX COMMISSION	983	16,965
ORLEANS COUNTY TREASURER	4	A
OSET	--	A
OTSEGO, COUNTY OF	--	A
OWENSBORO BOARD OF EDUCATION	11,725	390,839
OWSLEY COUNTY BOARD OF EDUCATION	356	11,859
PA DEPARTMENT OF REVENUE	12	197
PA DEPARTMENT OF REVENUE	188,420	3,430,942
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	1,523	50,764
PATRICK COUNTY E911 FUND	--	A
PERRY COUNTY SCHOOL DISTRICT	265	8,833
PITTSYLVANIA COUNTY	132	A
POWELL COUNTY SCHOOL DISTRICT	1,502	50,071
POWHATTAN COUNTY TREASURER	34	A
PSC	--	--
PSU	235	--
PUC/OREGON UNIVERSAL SERVICE FUND	--	--
PULASKI COUNTY TREASURER	1	A
PULASKI, TOWN OF	--	A
RADFORD COUNTY	--	A
RHODE ISLAND DIVISION OF TAXATION	22	321
ROANOKE COUNTY	9	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	770	25,667
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,486	182,851
SARATOGA COUNTY TREASURER	--	A
SCHENECTADY COUNTY	--	A
SCHOHARIE COUNTY TREASURER	--	A
SCOTT COUNTY SCHOOL DISTRICT	3,885	129,485
SOUTH CAROLINA DEPT. OF REVENUE	42,669	691,355
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	261,504	4,358,404
STATE OF CONNECTICUT (GROSS RECEIPTS)	224,688	4,493,755

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended June 30, 2003
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

STATE OF MICHIGAN	151	2,521
STATE OF NEW HAMPSHIRE	--	A
STATE OF NEW HAMPSHIRE	2,617	37,380
STATE OF NEW HAMPSHIRE	58,005	828,644
STATE OF NORTH DAKOTA	--	--
STATE TAX DEPARTMENT	238,104	3,968,394
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	--	A
TN DEPARTMENT OF REVENUE	58,435	647,037
TOWN OF BLACKSBURG	14,202	142,022
TOWN OF MT CRESTED BUTTE	1,240	27,558
TOWN OF SOUTH BOSTON	4,716	47,164
TOWN OF VINTON	--	--
TREASURER STATE OF MAINE	--	A
TREASURER STATE OF OHIO	104,028	1,583,547
UNION COUNTY SCHOOL DISTRICT	2,536	84,540
USAC	124,995	--
VERMONT DEPARTMENT OF TAXES	258,554	5,171,050
VERMONT DEPARTMENT OF TAXES	912	20,910
VINTON TREASURER	--	A
VIRGINIA DEPARTMENT OF TAXATION	7,360	163,574
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY ADMINISTRATORS	--	A
WASHINGTON COUNTY BOARD OF EDUCATION	120	4,003
WASHINGTON DEPT. OF REVENUE	1,566	21,029
WEBSTER COUNTY BOARD OF EDUCATION	805	26,829
WINCHESTER CITY TREASURER	1,642	A
WISCONSIN DEPARTMENT OF REVENUE	7	187
WOLFE COUNTY SCHOOL DISTRICT	683	22,781
WOODFORD COUNTY BOARD OF EDUCATION	2,805	93,510
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	7	130
WYUSF	8	189

Total	$6,439,592	$80,568,114

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended June 30, 2003
Payee	Amount Paid	Check Date
AMHERST COUNTY	$1,563	6/6/2003
ANDOVER VILLAGE	1,541	6/10/2003
ARCADE VILLAGE	2,280	6/16/2003
BARNEVELD VILLAGE	109	6/13/2003
BATH TOWN	112	6/13/2003
BLACKBURN CENTER, LLC	433	6/26/2003
CAL & JOANNE FAMILY LTD PRTNRSP	200	6/23/2003
CAMBRIA COUNTY TAX CLAIM BUREAU	218	6/6/2003
CANYON SPRINGS PLAZA, LLC	310	6/23/2003
CATTARAUGUS VILLAGE	1,571	6/10/2003
CITY OF HOPEWELL	466	6/26/2003
CITY OF LEBANON	1,299	6/20/2003
CITY OF RICHMOND	14,025	6/20/2003
CITY OF SALT LICK	1,411	6/19/2003
CITY TREASURER OF DUNKIRK	1,906	6/5/2003
CLAREMONT	8,182	6/13/2003
COLD BROOK VILLAGE COLLECTOR	114	6/10/2003
COUNTY OF LOUDOUN	2,007	6/20/2003
DELEVAN VILLAGE	646	6/10/2003
DILLON COUNTY TREASURER	237	6/25/2003
DORIS LAWTON	783	6/13/2003
DORIS LAWTON	145	6/27/2003
EAST AURORA VILLAGE	437	6/13/2003
EASTLAKE COMMERCIAL	69	6/26/2003
EL PASO COUNTY TREASURER	1,748	6/5/2003
ELLICOTTVILLE VILLAGE	473	6/13/2003
FARNHAM VILLAGE	89	6/10/2003
FRANKLINVILLE VILLAGE	1,379	6/10/2003
GE CAPITAL FLEET SERVICES	2,041	6/9/2003
GREENE COUNTY	1,408	6/6/2003
GROTON TOWN	40	6/6/2003
HAMBURG VILLAGE	1,612	6/10/2003
HARRODSBURG CITY	1,226	6/20/2003
HOMER TOWNSHIP	1,085	6/6/2003
HOOSICK FALLS VILLA	1,681	6/17/2003
KENMORE VILLAGE CLERK	154	6/10/2003
KIR TEMECULA L.P.	105	6/25/2003
KOOTENAI COUNTY TR	37,588	6/6/2003
KYOCERA MITA AMERICA, INC	97	6/12/2003
LANCASTER VILLAGE	2,793	6/10/2003
LANCASTER VILLAGE	10,013	6/17/2003
LATAH COUNTY TAX COLLECTOR	12,150	6/6/2003
LATAH COUNTY TAX COLLECTOR	89	6/20/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended June 30, 2003
Payee	Amount Paid	Check Date

LINCOLN COUNTY TREASURER	14,754	6/17/2003
LOUDOUN COUNTY	1,069	6/6/2003
MAYVILLE VILLAGE	150	6/13/2003
NEW IPSWICH TOWN O	1,164	6/17/2003
NEWPORT TOWN NH	348	6/6/2003
NEWPORT TOWN NH	1,290	6/13/2003
NORTHVILLE VILLAGE	932	6/13/2003
ORANGE COUNTY	3,006	6/20/2003
ORCHARD PARK TAX COLLECTOR	364	6/13/2003
OSSIPEE TAX DEPARTMENT	734	6/20/2003
PACIFIC CORPORATE STRUCTURES	1,637	6/23/2003
PATRICK COUNTY TREASURER	175	6/6/2003
PERRYSBURG VILLAGE	307	6/13/2003
PLYMOUTH TOWNSHIP PA	44	6/2/2003
POTTER COUNTY	3,484	6/20/2003
RANDOLPH VILLAGE	1,354	6/13/2003
RUSHVILLE VILLAGE	32	6/13/2003
SARANAC LAKE VILLAGE	9,730	6/13/2003
SHERMAN VILLAGE	94	6/10/2003
SILVER CREEK VILLAGE	498	6/13/2003
STEUBEN COUNTY	1,063	6/5/2003
STRATFORD TOWN	13	6/10/2003
SWEDEN TOWNSHIP	422	6/6/2003
TOWN OF ANDOVER	80	6/20/2003
TOWN OF CAMPTON	510	6/17/2003
TOWN OF CAMPTON	62	6/20/2003
TOWN OF CONWAY	3,901	6/10/2003
TOWN OF CONWAY	928	6/17/2003
TOWN OF CORNISH	79	6/9/2003
TOWN OF HANOVER	372	6/6/2003
TOWN OF HINSDALE	1,291	6/6/2003
TOWN OF KILLINGTON	7,216	6/17/2003
TOWN OF KINGSTON	4,317	6/17/2003
TOWN OF LITTLETON TAX COLLECTOR	6,121	6/20/2003
TOWN OF LONDONDERRY	22,428	6/10/2003
TOWN OF MERRIMAC	1,562	6/6/2003
TOWN OF MILAN	418	6/20/2003
TOWN OF PLYMOUTH	5,102	6/6/2003
TOWN OF PULASKI	222	6/20/2003
TOWN OF RUMNEY	7	6/6/2003
TOWN OF SUTTON	824	6/10/2003
TRUMBULL COUNTY TREASURER	8,589	6/12/2003
VILLAGE OF AMES	281	6/6/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended June 30, 2003
Payee	Amount Paid	Check Date

VILLAGE OF ANGOLA	353	6/17/2003
VILLAGE OF ARGYLE	50	6/13/2003
VILLAGE OF BARKER	154	6/10/2003
VILLAGE OF BELMONT	1,990	6/10/2003
VILLAGE OF BLASDELL	503	6/6/2003
VILLAGE OF CANAJOHARIE	2,063	6/10/2003
VILLAGE OF CLAYVILLE	274	6/13/2003
VILLAGE OF CORINTH	550	6/10/2003
VILLAGE OF CUBA	1,467	6/10/2003
VILLAGE OF DEPEW	3,210	6/17/2003
VILLAGE OF EAST RANDOLPH	1,173	6/13/2003
VILLAGE OF FORESTVILLE	32	6/10/2003
VILLAGE OF FORT PLAIN	1,323	6/16/2003
VILLAGE OF GOWANDA	3,632	6/13/2003
VILLAGE OF GOWANDA	417	6/17/2003
VILLAGE OF GRANVILLE	1,823	6/13/2003
VILLAGE OF GRANVILLE	422	6/20/2003
VILLAGE OF HUDSON FALLS	2,918	6/10/2003
VILLAGE OF LEWISTON	115	6/13/2003
VILLAGE OF LEWISTON	212	6/19/2003
VILLAGE OF MEDINA	309	6/17/2003
VILLAGE OF MIDDLEVILLE	597	6/10/2003
VILLAGE OF NELLISTON	464	6/17/2003
VILLAGE OF NEW HARTFORD	469	6/10/2003
VILLAGE OF NEW YORK MILLS	1,126	6/13/2003
VILLAGE OF NEWPORT	248	6/13/2003
VILLAGE OF ORISKANY	0	6/9/2003
VILLAGE OF ORISKANY	820	6/10/2003
VILLAGE OF PALATINE BRIDGE	191	6/17/2003
VILLAGE OF PENN YAN	711	6/13/2003
VILLAGE OF PENN YAN	248	6/17/2003
VILLAGE OF PENN YAN	89	6/19/2003
VILLAGE OF POLAND	282	6/10/2003
VILLAGE OF PORTVILLE	226	6/13/2003
VILLAGE OF PROSPECT TREASURER	153	6/10/2003
VILLAGE OF REMSEN	160	6/13/2003
VILLAGE OF SKANEATELES	403	6/13/2003
VILLAGE OF SLOAN	201	6/13/2003
VILLAGE OF SPRINGVILLE	4,389	6/10/2003
VILLAGE OF ST. JOHNSVILLE	1,155	6/13/2003
VILLAGE OF TUPPER LAKE	1,899	6/13/2003
VILLAGE OF WESTFIELD	458	6/13/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended June 30, 2003
Payee	Amount Paid	Check Date

VILLAGE OF WHITESBORO	1,094	6/10/2003
VILLAGE OF WILLIAMSVILLE	266	6/13/2003
VILLAGE OF WILSON	565	6/16/2003
VILLAGE OF YORKVILLE	861	6/10/2003
VILLAGE OF YOUNGSTOWN	506	6/13/2003
VILLAGE/TOWN OF NORTH COLLINS	1,505	6/17/2003
WAKEFIELD TOWN	1,095	6/9/2003
WALPOLE TOWN NH	3,274	6/10/2003
WALPOLE TOWN NH	2,478	6/20/2003
WELLSVILLE VILLAGE	11,866	6/10/2003
WHSV-TV3	267	6/12/2003

Total	$283,865

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended June 30, 2003
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBEMARLE COUNTY	911 Surcharge	$4,744	6/23/2003
AMHERST COUNTY	911 Surcharge	8	6/23/2003
BOARD OF EQUALIZATION	911 Surcharge	284	6/23/2003
CAMPBELL COUNTY	911 Surcharge	192	6/23/2003
CATTARAUGUS COUNTY	911 Surcharge	25	6/23/2003
CHESTERFIELD COUNTY	911 Surcharge	230	6/18/2003
CITY OF BEDFORD	911 Surcharge	30	6/23/2003
CITY OF CHARLOTTESVILLE	911 Surcharge	2,197	6/23/2003
CITY OF DANVILLE	911 Surcharge	3,968	6/23/2003
CITY OF HARRISONBURG TREASURER	911 Surcharge	48	6/23/2003
CITY OF LYNCHBURG	911 Surcharge	436	6/23/2003
CITY OF RICHMOND	911 Surcharge	2,213	6/23/2003
CITY OF ROANOKE TREASURER	911 Surcharge	4	6/18/2003
CITY OF SALEM	911 Surcharge	108	6/23/2003
CITY OF STAUNTON	911 Surcharge	52	6/23/2003
CITY OF WINCHESTER	911 Surcharge	576	6/23/2003
COLUMBIA COUNTY TREASURER	911 Surcharge	4	6/23/2003
COUNTY OF AUGUSTA TREASURER	911 Surchage	10	6/23/2003
COUNTY OF CLARKE	911 Surcharge	6	6/23/2003
COUNTY OF FREDERICK	911 Surcharge	160	6/23/2003
COUNTY OF GENESEE	911 Surcharge	11	6/23/2003
COUNTY OF ROANOKE	911 Surcharge	9	6/23/2003
DIRECTOR OF FINANCE	911 Surcharge	8	6/23/2003
ERIE COUNTY COMPTROLLER	911 Surcharge	5,909	6/23/2003
FAUQUIER COUNTY TREASURER	911 Surcharge	24	6/23/2003
GREENE COUNTY	911 Surcharge	14	6/23/2003
HENRICO COUNTY	911 Surcharge	1,541	6/23/2003
PAGE COUNTY	911 Surcharge	15	6/23/2003
PITTSYLVANIA COUNTY	911 Surcharge	132	6/23/2003
POWHATAN COUNTY TREASURER	911 Surcharge	34	6/23/2003
SCHOHARIE COUNTY TREASURER	911 Surcharge	10	6/23/2003
SPOTSYLVANIA COUNTY	911 Surcharge	48	6/23/2003
TREASURER OF HANOVER COUNTY	911 Surcharge	344	6/23/2003
WARREN COUNTY TREASURER	911 Surcharge	12	6/25/2003
WYOMING COUNTY NY	911 Surcharge	8	6/23/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	37,240	6/10/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	30,820	6/25/2003
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	353	6/13/2003
ALAMEDA COUNTY	Gross Receipts Tax	12	6/16/2003
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	13	6/19/2003
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	81	6/9/2003
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	844	6/9/2003
CITY OF ARCADIA	Gross Receipts Tax	21	6/16/2003
CITY OF BALDWIN PARK	Gross Receipts Tax	5	6/16/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended June 30, 2003
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF BEAUMONT	Gross Receipts Tax	10	6/16/2003
CITY OF BELLFLOWER	Gross Receipts Tax	5	6/16/2003
CITY OF BRAWLEY	Gross Receipts Tax	13	6/16/2003
CITY OF CALABASAS	Gross Receipts Tax	11	6/16/2003
CITY OF COVINA	Gross Receipts Tax	8	6/16/2003
CITY OF CULVER CITY	Gross Receipts Tax	2	6/16/2003
CITY OF EL MONTE	Gross Receipts Tax	5	6/16/2003
CITY OF FONTANA	Gross Receipts Tax	21	6/16/2003
CITY OF HERMOSA BEACH	Gross Receipts Tax	14	6/16/2003
CITY OF HUNTINGTON PARK	Gross Receipts Tax	5	6/16/2003
CITY OF INGLEWOOD	Gross Receipts Tax	5	6/16/2003
CITY OF LA HABRA	Gross Receipts Tax	39	6/16/2003
CITY OF LA VERNE	Gross Receipts Tax	28	6/16/2003
CITY OF LONG BEACH	Gross Receipts Tax	17	6/16/2003
CITY OF LOS ANGELES	Gross Receipts Tax	1,243	6/16/2003
CITY OF MONTCLAIR	Gross Receipts Tax	6	6/16/2003
CITY OF MORENO VALLEY	Gross Receipts Tax	81	6/16/2003
CITY OF NORWALK	Gross Receipts Tax	6	6/16/2003
CITY OF PASADENA	Gross Receipts Tax	10	6/16/2003
CITY OF PLACENTIA	Gross Receipts Tax	7	6/16/2003
CITY OF PULLMAN	Gross Receipts Tax	31	6/16/2003
CITY OF REDONDO BEACH	Gross Receipts Tax	84	6/16/2003
CITY OF RIVERSIDE	Gross Receipts Tax	21	6/16/2003
CITY OF SALINAS	Gross Receipts Tax	5	6/16/2003
CITY OF SAN BERNARDINO	Gross Receipts Tax	26	6/16/2003
CITY OF SANTA ANA	Gross Receipts Tax	36	6/16/2003
CITY OF SANTA MONICA	Gross Receipts Tax	195	6/16/2003
CITY OF SEAL BEACH	Gross Receipts Tax	18	6/16/2003
CITY OF SOUTH PASADENA	Gross Receipts Tax	6	6/16/2003
CITY OF TORRANCE	Gross Receipts Tax	10	6/16/2003
CITY OF VENTURA	Gross Receipts Tax	37	6/16/2003
CITY OF WHITTIER	Gross Receipts Tax	12	6/16/2003
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	114	6/16/2003
DEAF TRUST	Gross Receipts Tax	115	6/9/2003
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	5,112	6/20/2003
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	69	6/11/2003
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	32	6/11/2003
INDIANA DEPARTMENT OF REVENUE	Gross Receipts Tax	45	6/20/2003
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	50	6/16/2003
NECA PAUSF	Gross Receipts Tax	1,580	6/11/2003
NECA VUSF	Gross Receipts Tax	254	6/20/2003
NYS CORPORATION TAX	Gross Receipts Tax	37,000	6/2/2003
NYS CORPORATION TAX	Gross Receipts Tax	21,815	6/11/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended June 30, 2003
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

NYS SALES TAX PROCESSING	Gross Receipts Tax	3,223	6/17/2003
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	224	6/20/2003
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	201	6/16/2003
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,560	6/11/2003
TREASURER OF STATE	Gross Receipts Tax	206	6/16/2003
TREASURER STATE OF OHIO	Gross Receipts Tax	1,281	6/23/2003
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	68,034	6/11/2003
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	68,034	6/26/2003
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	60	6/24/2003
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	29	6/19/2003
BOARD OF EQUALIZATION	Sales Tax	6	6/24/2003
CITY OF COLORADO SPRINGS	Sales Tax	221	6/6/2003
CITY OF LA HABRA	Sales Tax	25,117	6/9/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	319	6/6/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	276	6/16/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	2,995	6/20/2003
COMMONWEALTH OF MASS	Sales Tax	252	6/16/2003
COMMONWEALTH OF MASS	Sales Tax	650	6/17/2003
COMPTROLLER OF MARYLAND	Sales Tax	5,432	6/12/2003
COMPTROLLER OF MD	Sales Tax	5,689	6/20/2003
CONNECTICUT DEPT OF REVENUE	Sales Tax	81,535	6/30/2003
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,629	06/12/03
FLORIDA DEPT OF REVENUE	Sales Tax	141,800	6/20/2003
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,842	6/11/2003
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	2	6/18/2003
IDAHO STATE TAX COMMISSION	Sales Tax	277	6/16/2003
IDAHO STATE TAX COMMISSION	Sales Tax	1,501	6/17/2003
INDIANA DEPT OF REVENUE	Sales Tax	1,271	6/10/2003
INDIANA DEPT OF REVENUE	Sales Tax	18,195	6/20/2003
KANSAS DEPT OF REVENUE	Sales Tax	16,357	6/25/2003
KENTUCKY REVENUE CABINET	Sales Tax	1,243	6/20/2003
MAINE REVENUE SERVICES	Sales Tax	274,510	6/16/2003
MINOLTA CORPORATION	Sales Tax	509	6/3/2003
MINOLTA CORPORATION	Sales Tax	4	6/27/2003
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	65,945	6/10/2003
NEW JERSEY SALES TAX	Sales Tax	112	6/16/2003
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	12,929	6/12/2003
NYS SALES TAX PROCESSING	Sales Tax	876	6/16/2003
NYS SALES TAX PROCESSING	Sales Tax	92,804	6/17/2003
OKLAHOMA TAX COMMISSION	Sales Tax	992	6/10/2003
PA DEPARTMENT OF REVENUE	Sales Tax	175,672	6/20/2003
PA DEPT. OF REVENUE	Sales Tax	1,983	6/19/2003
PA DEPT. OF REVENUE	Sales Tax	11,237	6/20/2003
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	44,530	6/20/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended June 30, 2003
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

STATE OF ARKANSAS	Sales Tax	2	6/18/2003
STATE OF CONNECTICUT	Sales Tax	253,594	06/02/03
STATE OF CONNECTICUT	Sales Tax	258,792	06/30/03
STATE OF MICHIGAN	Sales Tax	159	6/16/2003
STATE OF OHIO, TREASURER	Sales Tax	16,908	6/23/2003
STATE TAX DEPARTMENT	Sales Tax	239,238	6/9/2003
STATE TAX DEPARTMENT	Sales Tax	68,809	6/23/2003
TENNESSEE DEPT OF REVENUE	Sales Tax	57,490	6/17/2003
TREASURER - STATE OF OHIO	Sales Tax	16,840	6/25/2003
TREASURER OF STATE OF OHIO	Sales Tax	20,340	6/11/2003
TREASURER OF STATE OF OHIO	Sales Tax	20,340	6/18/2003
TREASURER OF STATE OF OHIO	Sales Tax	321	6/23/2003
TREASURER OF STATE OF OHIO	Sales Tax	3,500	6/25/2003
TREASURER STATE OF OHIO	Sales Tax	2,710	6/11/2003
TREASURER STATE OF OHIO	Sales Tax	15,484	6/16/2003
TREASURER STATE OF OHIO	Sales Tax	2,110	6/18/2003
TREASURER STATE OF OHIO	Sales Tax	1,369	6/20/2003
TREASURER STATE OF OHIO	Sales Tax	5,845	6/23/2003
TREASURER STATE OF OHIO	Sales Tax	2,110	6/25/2003
VERMONT DEPT OF TAXES	Sales Tax	239,792	6/24/2003
VERMONT DEPT OF TAXES	Sales Tax	17,697	6/25/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	4,709	6/16/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	1,867	6/17/2003
WASHINGTON DEPT OF REVENUE	Sales Tax	1,580	6/24/2003
FLORIDA C.S.T. FUND	Telecommunications Tax	156,061	6/20/2003
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,905,540	6/20/2003
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	69	6/10/2003
NEW JERSEY SALES TAX	Telecommunications Tax	982	6/10/2003
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	673	6/10/2003
NYS SALES TAX PROCESSING	Telecommunications Tax	117	6/17/2003
TREASURER STATE OF OHIO	Telecommunications Tax	(6,090)	6/23/2003
VERMONT DEPT OF TAXES	Telecommunications Tax	933	6/24/2003
ALBEMARLE COUNTY	Utility Tax	8,685	6/18/2003
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,118	6/16/2003
BATH COUNTY SCHOOL D	Utility Tax	1,137	6/16/2003
BEDFORD COUNTY	Utility Tax	107	6/18/2003
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,972	6/16/2003
BOURBON COUNTY SCHOOL	Utility Tax	592	6/16/2003
BOYD COUNTY SCHOOL D	Utility Tax	3,141	6/16/2003
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,477	6/16/2003
BREATHITT COUNTY SCH	Utility Tax	999	6/16/2003
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	571	6/16/2003
BURGIN EDUCATION BO	Utility Tax	303	6/16/2003
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	51	6/16/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended June 30, 2003
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CARTER COUNTY SCHOOL	Utility Tax	1,525	6/16/2003
CHESTERFIELD COUNTY	Utility Tax	133	6/18/2003
CITY OF BALDWIN PARK	Utility Tax	4,464	6/9/2003
CITY OF BEAUMONT	Utility Tax	1,940	6/9/2003
CITY OF BRAWLEY	Utility Tax	6,728	6/9/2003
CITY OF CHARLOTTSVILLE	Utility Tax	14,541	6/18/2003
CITY OF CLOVERPORT	Utility Tax	0	6/16/2003
CITY OF CLOVERPORT	Utility Tax	0	6/20/2003
CITY OF CLOVERPORT	Utility Tax	307	6/28/2003
CITY OF FONTANA	Utility Tax	34,572	6/9/2003
CITY OF HERMOSA BEACH	Utility Tax	17,073	6/9/2003
CITY OF HOLTVILLE	Utility Tax	1,597	6/9/2003
CITY OF MORENO VALLEY	Utility Tax	52,807	6/9/2003
CITY OF PICO RIVERA	Utility Tax	11,711	6/9/2003
CITY OF PLACENTIA	Utility Tax	14,149	6/9/2003
CITY OF PORT HUENEME	Utility Tax	8,391	6/9/2003
CITY OF REDONDO BEACH CA	Utility Tax	38,800	6/9/2003
CITY OF RICHMOND	Utility Tax	17,206	6/18/2003
CITY OF ROANOKE TREASURER	Utility Tax	57	6/18/2003
CITY OF SAN BERNARDINO	Utility Tax	65,516	6/9/2003
CITY OF SAN BUENAVENTURA	Utility Tax	31,222	6/9/2003
CITY OF SANTA MONICA	Utility Tax	132,875	6/9/2003
CITY OF WINCHESTER	Utility Tax	16,772	6/13/2003
CITY TREASURER OF WAYNESBORO	Utility Tax	27,608	6/13/2003
COUNTY OF MONTGOMERY	Utility Tax	9,582	6/13/2003
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,541	6/16/2003
DAVIESS CO BOARD OF EDUCATION	Utility Tax	260	6/16/2003
DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,284	6/17/2003
ELLIOTT COUNTY SCHOO	Utility Tax	125	6/16/2003
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	88	6/16/2003
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	481	6/16/2003
HANCOCK COUNTY BOARD OF	Utility Tax	819	6/16/2003
HARLAN COUNTY SCHOOL	Utility Tax	215	6/16/2003
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,668	6/16/2003
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,612	6/16/2003
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,114	6/16/2003
HENRICO COUNTY	Utility Tax	2,915	6/18/2003
JACKSON INDEPENDENT SCHOOLS	Utility Tax	486	6/16/2003
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,422	6/16/2003
LAUREL COUNTY SCHOOL	Utility Tax	15,918	6/16/2003
LEE COUNTY SCHOOL DI	Utility Tax	1,029	6/16/2003
LESLIE COUNTY SCHOOL	Utility Tax	885	6/16/2003
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	837	6/16/2003
LEWIS COUNTY BOARD OF	Utility Tax	876	6/16/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended June 30, 2003
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

LEWIS COUNTY SCHOOL	Utility Tax	9	6/16/2003
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,293	6/16/2003
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	35	6/16/2003
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	16,570	6/16/2003
MARION COUNTY SCHOOL	Utility Tax	1,244	6/16/2003
MATTHEWS, CAROLE, TREASURER	Utility Tax	21,417	06/19/03
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	436	6/16/2003
MENIFEE COUNTY SCHOO	Utility Tax	471	6/16/2003
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,635	6/16/2003
MORGAN COUNTY SCHOOL	Utility Tax	1,182	6/16/2003
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,087	6/16/2003
NICHOLAS COUNTY SCHO	Utility Tax	547	6/16/2003
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	17	6/16/2003
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,769	6/16/2003
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	393	6/16/2003
PARIS INDEPENDENT SCHOOLS	Utility Tax	2,725	6/16/2003
PERRY COUNTY SCHOOL	Utility Tax	262	6/16/2003
POWELL COUNTY SCHOOL	Utility Tax	697	6/16/2003
ROCKCASTLE COUNTY SCHOOL	Utility Tax	355	6/16/2003
RUSSELL INDEPENDENT	Utility Tax	5,939	6/16/2003
SCOTT COUNTY SCHOOL	Utility Tax	6,043	6/16/2003
STATE OF NEW HAMPSHIRE	Utility Tax	4,759	6/10/2003
STATE OF NEW HAMPSHIRE	Utility Tax	51,244	6/11/2003
TOWN OF BLACKSBURG	Utility Tax	15,498	6/13/2003
TOWN OF MT CRESTED BUTTE	Utility Tax	1,196	6/6/2003
TOWN OF SOUTH BOSTON	Utility Tax	4,755	6/13/2003
TREASURER OF CHARLOTTESVILLE	Utility Tax	53,688	6/13/2003
TREASURER OF HANOVER COUNTY	Utility Tax	93	6/18/2003
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,557	6/16/2003
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	189	6/16/2003
WEBSTER COUNTY BOARD OF	Utility Tax	798	6/16/2003
WOLFE COUNTY SCHOOL	Utility Tax	696	6/16/2003
WOODFORD COUNTY BOARD OF ED	Utility Tax	5,081	6/16/2003

Total		$6,441,445

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended June 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC Cable Communications FL-VA, LLC	081-02-41904	02-41904	$2,738,702
ACC Cable Holdings VA, Inc.	081-02-41905	02-41905	--
ACC Holdings II, LLC	081-02-41955	02-41955	--
ACC Investment Holdings, Inc.	081-02-41957	02-41957	1,000
ACC Operations, Inc.	081-02-41956	02-41956	706,607
ACC Telecommunications Holdings LLC	081-02-41864	02-41864	--
ACC Telecommunications LLC	081-02-41863	02-41863	1,607,173
ACC Telecommunications of Virginia LLC	081-02-41862	02-41862	401,944
ACC-AMN Holdings, LLC	081-02-41861	02-41861	--
Adelphia Acquisition Subsidiary, Inc.	081-02-41860	02-41860	--
Adelphia Arizona, Inc.	081-02-41859	02-41859	--
Adelphia Blairsville, LLC	081-02-41735	02-41735	--
Adelphia Cable Partners, LP	081-02-41902	02-41902	6,216,313
Adelphia Cablevision Associates, LP	081-02-41913	02-41913	397,790
Adelphia Cablevision Corp.	081-02-41752	02-41752	1,093,323
Adelphia Cablevision of Boca Raton, LLC	081-02-41751	02-41751	972,741
Adelphia Cablevision of Fontana, LLC	081-02-41755	02-41755	--
Adelphia Cablevision of Inland Empire, LLC	081-02-41754	02-41754	4,023,521
Adelphia Cablevision of New York, Inc.	081-02-41892	02-41892	2,499,657
Adelphia Cablevision of Newport Beach, LLC	081-02-41947	02-41947	392,614
Adelphia Cablevision of Orange County II, LLC	081-02-41781	02-41781	408,933
Adelphia Cablevision of Orange County, LLC	081-02-41946	02-41946	479,403
Adelphia Cablevision of San Bernandino, LLC	081-02-41753	02-41753	--
Adelphia Cablevision of Santa Ana, LLC	081-02-41831	02-41831	1,833,081
Adelphia Cablevision of Seal Beach, LLC	081-02-41757	02-41757	133,910
Adelphia Cablevision of Simi Valley, LLC	081-02-41830	02-41830	929,436
Adelphia Cablevision of the Kennebunks, LLC	081-02-41943	02-41943	290,568
Adelphia Cablevision of West Palm Beach III, LLC	081-02-41783	02-41783	174,128
Adelphia Cablevision of West Palm Beach IV, LLC	081-02-41766	02-41766	3,241,409
Adelphia Cablevision of West Palm Beach V, LLC	081-02-41764	02-41764	66,019
Adelphia Cablevision, LLC	081-02-41858	02-41858	45,523,525
Adelphia California Cablevision, LLC	081-02-41942	02-41942	5,281,318
Adelphia Central Pennsylvania, LLC	081-02-41950	02-41950	2,943,194
Adelphia Cleveland, LLC	081-02-41793	02-41793	14,722,850
Adelphia Communications Corporation	081-02-41729	02-41729	2,076
Adelphia Communications International, Inc.	081-02-41857	02-41857	--
Adelphia Communications of California II, LLC	081-02-41748	02-41748	2,482,145
Adelphia Communications of California III, LLC	081-02-41817	02-41817	1,145,084
Adelphia Communications of California, LLC	081-02-41749	02-41749	127,689
Adelphia Company of Western Connecticut	081-02-41801	02-41801	1,207,545
Adelphia General Holdings III, LLC	081-02-41854	02-41854	--
Adelphia GP Holdings, LLC	081-02-41829	02-41829	--
Adelphia GS Cable, LLC	081-02-41908	02-41908	2,002,980

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended June 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements

Adelphia Harbor Center Holdings LLC	081-02-41853	02-41853	--
Adelphia Holdings 2001, LLC	081-02-41926	02-41926	--
Adelphia International II, LLC	081-02-41856	02-41856	--
Adelphia International III, LLC	081-02-41855	02-41855	--
Adelphia Mobile Phones, Inc.	081-02-41852	02-41852	--
Adelphia of the Midwest, Inc.	081-02-41794	02-41794	--
Adelphia Pinellas County, LLC	081-02-41944	02-41944	--
Adelphia Prestige Cablevision, LLC	081-02-41795	02-41795	4,415,566
Adelphia Telecommunications of Florida, Inc.	081-02-41939	02-41939	31,614
Adelphia Telecommunications, Inc.	081-02-41851	02-41851	942,649
Adelphia Wellsville, LLC	081-02-41850	02-41850	--
Adelphia Western New York Holdings, LLC	081-02-41849	02-41849	--
Arahova Communications, Inc.	081-02-41815	02-41815	22,624
Arahova Holdings, LLC	081-02-41893	02-41893	--
Badger Holding Corp	081-02-41792	02-41792	--
Better TV Inc. of Bennington	081-02-41914	02-41914	254,897
Blacksburg/Salem Cablevision, Inc.	081-02-41759	02-41759	631,103
Brazas Communications, Inc.	081-02-41804	02-41804	1,500
Buenavision Telecommunications, Inc.	081-02-41938	02-41938	498,895
Cable Sentry Corporation	081-02-41894	02-41894	--
California Ad Sales, LLC	081-02-41945	02-41945	--
CCC-III, Inc.	081-02-41867	02-41867	--
CCC-Indiana, Inc.	081-02-41937	02-41937	--
CCH Indiana, LP	081-02-41935	02-41935	--
CDA Cable, Inc.	081-02-41879	02-41879	151,890
Century Advertising, Inc.	081-02-41731	02-41731	--
Century Alabama Corp	081-02-41889	02-41889	212,715
Century Alabama Holding Corp	081-02-41891	02-41891	--
Century Australia Communications Corp	081-02-41738	02-41738	--
Century Berkshire Cable Corp	081-02-41762	02-41762	722,758
Century Cable Holding Corp	081-02-41814	02-41814	--
Century Cable Holdings, LLC	081-02-41812	02-41812	9,674,208
Century Cable Management Corporation	081-02-41887	02-41887	294,636
Century Cable of Southern California	081-02-41745	02-41745	--
Century Cablevision Holdings, LLC	081-02-41936	02-41936	1,809,827
Century Carolina Corp	081-02-41886	02-41886	675,658
Century Colorado Springs Corp	081-02-41736	02-41736	113,209
Century Colorado Springs Partnership	081-02-41774	02-41774	4,831,350
Century Communications Corporation	081-02-12834	02-12834	1,624,316
Century Cullman Corp	081-02-41888	02-41888	303,379
Century Enterprise Cable Corp	081-02-41890	02-41890	448,244
Century Exchange, LLC	081-02-41744	02-41744	--
Century Federal, Inc.	081-02-41747	02-41747	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended June 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements

Century Granite Cable Television Corp.	081-02-41779	02-41779	--
Century Huntington Company	081-02-41885	02-41885	1,775,845
Century Indiana Corp	081-02-41768	02-41768	--
Century Investment Holding Corp	081-02-41740	02-41740	--
Century Investors, Inc.	081-02-41733	02-41733	--
Century Island Associates, Inc.	081-02-41771	02-41771	23,989
Century Island Cable Television Corp	081-02-41772	02-41772	--
Century Kansas Cable Television Corp	081-02-41884	02-41884	148,215
Century Lykens Cable Corp	081-02-41883	02-41883	131,686
Century Mendocino Cable Television, Inc.	081-02-41780	02-41780	789,556
Century Mississippi Corp	081-02-41882	02-41882	508,901
Century Mountain Corp	081-02-41797	02-41797	129,011
Century New Mexico Cable Television Corp.	081-02-41784	02-41784	--
Century Norwich Corp	081-02-41881	02-41881	940,673
Century Ohio Cable Television Corp	081-02-41811	02-41811	515,297
Century Oregon Cable Corp	081-02-41739	02-41739	--
Century Pacific Cable TV Inc	081-02-41746	02-41746	--
Century Programming, Inc.	081-02-41732	02-41732	--
Century Realty Corp.	081-02-41813	02-41813	--
Century Shasta Cable Television Corp	081-02-41880	02-41880	--
Century Southwest Colorado Cable Television Corp	081-02-41770	02-41770	--
Century Trinidad Cable Television Corp.	081-02-41790	02-41790	99,768
Century Virginia Corp	081-02-41796	02-41796	537,401
Century Voice and Data Communications, Inc.	081-02-41737	02-41737	--
Century Warrick Cable Corp.	081-02-41763	02-41763	--
Century Washington Cable Television, Inc.	081-02-41878	02-41878	--
Century Wyoming Cable Television Corp.	081-02-41789	02-41789	68,767
Century-TCI California Communications, LP	081-02-41743	02-41743	202,060
Century-TCI California, LP	081-02-41741	02-41741	42,460,685
Century-TCI Holdings, LLC	081-02-41742	02-41742	--
Chelsea Communications, Inc.	081-02-41923	02-41923	--
Chelsea Communications, LLC	081-02-41924	02-41924	6,073,925
Chestnut Street Services, LLC	081-02-41842	02-41842	--
Clear Cablevision, Inc.	081-02-41756	02-41756	17
CMA Cablevision Associates VII, LP	081-02-41808	02-41808	--
CMA Cablevision Associates XI, LP	081-02-41807	02-41807	--
Coral Security, Inc	081-02-41895	02-41895	--
Cowlitz Cablevision, Inc.	081-02-41877	02-41877	564,661
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E Cable Service, Inc.	081-02-41785	02-41785	--
Eastern Virginia Cablevision Holdings, LLC	081-02-41799	02-41799	--
Eastern Virginia Cablevision, LP	081-02-41800	02-41800	223,485

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended June 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements

Empire Sports Network, LP	081-02-41844	02-41844	661,774
FAE Cable Management Corp	081-02-41734	02-41734	--
FOP Indiana, LP	081-02-41816	02-41816	171,213
FrontierVision Access Partners, LLC	081-02-41819	02-41819	2,429,932
FrontierVision Cable New England , Inc.	081-02-41822	02-41822	941,614
FrontierVision Capital Corporation	081-02-41820	02-41820	--
FrontierVision Holdings Capital Corporation	081-02-41824	02-41824	--
FrontierVision Holdings Capital II Corporation	081-02-41823	02-41823	--
FrontierVision Holdings, LLC	081-02-41827	02-41827	--
FrontierVision Holdings, LP	081-02-41826	02-41826	--
FrontierVision Operating Partners, LLC	081-02-41825	02-41825	--
FrontierVision Operating Partners, LP	081-02-41821	02-41821	21,584,514
FrontierVision Partners, LP	081-02-41828	02-41828	--
Ft Myers Cablevision, LLC	081-02-41948	02-41948	525
Ft. Myers Acquisition Limited Partnership	081-02-41949	02-41949	--
Genesis Cable Communications Subsidiary, LLC	081-02-41903	02-41903	--
Global Acquisition Partners, LP	081-02-41933	02-41933	1,361,785
Global Cablevision II, LLC	081-02-41934	02-41934	--
Grafton Cable Company	081-02-41788	02-41788	--
GS Cable, LLC	081-02-41907	02-41907	1,991,836
GS Telecommunications LLC	081-02-41906	02-41906	--
Harron Cablevision of New Hampshire, Inc.	081-02-41750	02-41750	2,130,320
Huntington CATV, Inc.	081-02-41765	02-41765	--
Imperial Valley Cablevision, Inc.	081-02-41876	02-41876	665,057
Kalamazoo County Cablevision, Inc.	081-02-41922	02-41922	--
Key Biscayne Cablevision	081-02-41898	02-41898	96,779
Kootenai Cable, Inc.	081-02-41875	02-41875	904,028
Lake Champlain Cable Television Corporation	081-02-41911	02-41911	204,059
Leadership Acquisition Limited Partnership	081-02-41931	02-41931	--
Louisa Cablevision, Inc.	081-02-41760	02-41760	24,419
Manchester Cablevision, Inc.	081-02-41758	02-41758	419
Martha's Vineyard Cablevision, LP	081-02-41805	02-41805	184,263
Mercury Communications, Inc.	081-02-41840	02-41840	57,210
Mickelson Media of Florida, Inc.	081-02-41874	02-41874	317,447
Mickelson Media, Inc.	081-02-41782	02-41782	116,759
Montgomery Cablevision, Inc.	081-02-41848	02-41848	--
Monument Colorado Cablevision, Inc.	081-02-41932	02-41932	153,337
Mountain Cable Communications Corporation	081-02-41916	02-41916	--
Mountain Cable Company, LP	081-02-41909	02-41909	4,031,214
Mt. Lebanon Cablevision, Inc	081-02-41920	02-41920	--
Multi-Channel TV Cable Company	081-02-41921	02-41921	529,665
National Cable Acquisition Associates, LP	081-02-41952	02-41952	2,605,755
Olympus Cable Holdings, LLC	081-02-41925	02-41925	1,126,624

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended June 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements

Olympus Capital Corporation	081-02-41930	02-41930	--
Olympus Communications Holdings, LLC	081-02-41953	02-41953	--
Olympus Communications, LP	081-02-41954	02-41954	--
Olympus Subsidiary, LLC	081-02-41928	02-41928	--
Owensboro Indiana, LP	081-02-41773	02-41773	--
Owensboro on the Air, Inc.	081-02-41777	02-41777	--
Owensboro-Brunswick, Inc.	081-02-41730	02-41730	5,298,873
Page Time, Inc.	081-02-41839	02-41839	97,237
Paragon Cable Television, Inc.	081-02-41778	02-41778	--
Paragon Cablevision Construction Corporation	081-02-41775	02-41775	--
Paragon Cablevision Management Corporation	081-02-41776	02-41776	--
Parnassos Communications, LP	081-02-41846	02-41846	131,255
Parnassos Holdings, LLC	081-02-41845	02-41845	--
Parnassos, LP	081-02-41843	02-41843	16,072,937
Pericles Communications Corporation	081-02-41919	02-41919	--
Pullman TV Cable Co., Inc.	081-02-41873	02-41873	308,621
Rentavision of Brunswick, Inc.	081-02-41872	02-41872	189,877
Richmond Cable Television Corporation	081-02-41912	02-41912	69,692
Rigpal Communications, Inc.	081-02-41917	02-41917	--
Robinson/Plum Cablevision, LP	081-02-41927	02-41927	410,230
S/T Cable Corporation	081-02-41791	02-41791	--
Sabres, Inc.	081-02-41838	02-41838	--
Scranton Cablevision, Inc.	081-02-41761	02-41761	1,402,789
Sentinel Communications of Muncie, Indiana, Inc.	081-02-41767	02-41767	--
Southeast Florida Cable, Inc.	081-02-41900	02-41900	10,209,663
Southwest Colorado Cable Inc.	081-02-41769	02-41769	136,006
Southwest Virginia Cable, Inc.	081-02-41833	02-41833	823,840
Star Cable Inc.	081-02-41787	02-41787	--
Starpoint, Limited Partnership	081-02-41897	02-41897	974,529
SVHH Cable Acquisition, LP	081-02-41836	02-41836	853,412
SVHH Holdings, LLC	081-02-41837	02-41837	--
Tele-Media Company of Hopewell-Prince George	081-02-41798	02-41798	353,611
Tele-Media Company of Tri-States, LP	081-02-41809	02-41809	122,276
Tele-Media Investment Partnership, LP	081-02-41951	02-41951	409,007
Telesat Acquisition Limited Partnership	081-02-41929	02-41929	--
Telesat Acquisition, LLC	081-02-41871	02-41871	1,776,493
The Golf Club at Wending Creek Farms, LLC	081-02-41841	02-41841	24
The Main InternetWorks, Inc.	081-02-41818	02-41818	--
The Westover TV Cable Co., Inc.	081-02-41786	02-41786	--
Three Rivers Cable Associates, LP	081-02-41910	02-41910	817,827
Timotheos Communications, LP	081-02-41901	02-41901	--
TMC Holdings Corporation	081-02-41803	02-41803	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended June 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements

TMC Holdings, LLC	081-02-41802	02-41802	--
Tri-States, LLC	081-02-41810	02-41810	--
UCA LLC	081-02-41834	02-41834	6,250,846
Upper St. Clair Cablevision Inc	081-02-41918	02-41918	--
US Tele-Media Investment Company	081-02-41835	02-41835	--
Valley Video, Inc.	081-02-41870	02-41870	111,473
Van Buren County Cablevision, Inc.	081-02-41832	02-41832	247,215
Warrick Cablevision, Inc	081-02-41866	02-41866	--
Warrick Indiana, LP	081-02-41865	02-41865	197,314
Wellsville Cablevision, LLC	081-02-41806	02-41806	263,371
West Boca Acquisition Limited Partnership	081-02-41899	02-41899	1,027,794
Western NY Cablevsion, LP	081-02-41847	02-41847	--
Westview Security, Inc	081-02-41896	02-41896	--
Wilderness Cable Company	081-02-41869	02-41869	136,665
Young's Cable TV Corp	081-02-41915	02-41915	182,444
Yuma Cablevision, Inc.	081-02-41868	02-41868	1,005,632

TOTAL			$279,073,159

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 1 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Boiler & Machinery Inspection	C N A	#BM1098496299	05/16/02 - 05/16/03
Contract

Commercial General Liability	Royal Insurance Co.	P2TR468758	05/16/03 - 05/16/04

Commercial Automobile	Royal Insurance Co.	P2TS468751 Liability	05/16/03 - 05/16/04
(all states except Texas)
P2TS468752 Texas Liability

Worker's Compensation	Royal Indemnity Co	R2AO 003265 all states except	05/16/03 - 05/16/04
California & monopolistic states

Foreign Voluntary	Royal Indemnity Co.	R2IB011388	05/16/03 - 05/16/04

California	State Compensation Insurance	1703671-03	05/16/03 - 05/16/04
Fund

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 2 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Liability	American Guarantee & Liability
	Insurance Co.	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/04
(Kidnap/Ransom & Extortion)

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02 - 10/28/03

        * Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.